Form N-SAR
Attachment for Item #77C
Matters Submitted to a Vote of Security Holders

MAINSTAY FUNDS TRUST
811-22321
For Period Ended 10/31/17

MainStay Balanced Fund
MainStay California Tax Free
Opportunities Fund
MainStay Conservative Allocation
Fund
MainStay Cornerstone Growth
Fund
MainStay Cushing Energy
Income Fund
MainStay Cushing MLP Premier
Fund
MainStay Cushing Renaissance
Advantage Fund
MainStay Emerging Markets
Equity Fund
MainStay Epoch Capital Growth
Fund
MainStay Epoch Global Choice
Fund
MainStay Epoch Global Equity
Yield Fund
MainStay Epoch International
Choice Fund
MainStay Epoch International
Small Cap Fund
MainStay Epoch U.S. All Cap
Fund
MainStay Epoch U.S. Equity
Yield Fund
MainStay Epoch U.S. Small Cap
Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay High Yield Municipal
Bond Fund
MainStay Indexed Bond Fund
MainStay International
Opportunities Fund
MainStay Moderate Allocation
Fund
MainStay Moderate Growth
Allocation Fund
MainStay New York Tax Free
Opportunities Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund
MainStay S&P 500 Index Fund
MainStay Short Duration High
Yield Fund
MainStay Total Return Bond Fund
MainStay U.S. Equity Opportunities
Fund
 The thirty-four series of MainStay Funds Trust listed above are referred to collectively as the Funds


(a)	The date of the meeting and whether it was an
annual or special meeting;
Pursuant to notice, a special meeting of shareholders
(Special Meeting) of the Funds, each a series of MainStay Funds Trust (Trust), was held at the offices of New York Life Investment Management,
Inc. (New York Life Investments), 51 Madison
Avenue, New York, New York 10010 on October
23, 2017 at 11:00 a.m.

(b)	If the meeting involved the election of trustees,
state the name of each trustee elected at the
meeting and the names of all other trustees now in
office;
David H. Chow
Yie-Hsin Hung
Susan B. Kerley
Alan R. Latshaw
Peter Meenan
Richard H. Nolan, Jr.
Jacques P. Perold
Richard S. Trutanic
(c)	Describe each matter voted upon at the meeting
and state the number of affirmative votes and the
number of negative votes cast with respect to each
matter;
1.	To elect eight Trustees to the Board of Trustees of
the Trust; and
2.	To approve amendments of the fundamental
investment restrictions for certain Funds

The above proposals were discussed in detail in the proxy statement. No other business came before the Special Meeting.

The proposals were passed by the shareholders, as confirmed by the Inspector of Elections.

The following is a summary of how the votes on the proposals presented before the Special Meeting held on October 23, 2017 were cast. There were no votes cast in person at the Special Meeting.

Yie-Hsin Hung:
Votes For
Votes
Withheld
Total
1,395,315,558.515
20,770,500.840
1,416,086,059.355

David H. Chow:
Votes For
Votes
Withheld
Total
1,397,917,470.765
18,168,588.590
1,416,086,059.355

Susan B. Kerley:
Votes For
Votes
Withheld
Total
1,396,818,692.317
19,267,367.038
1,416,086,059.355

Alan R. Latshaw:
Votes For
Votes
Withheld
Total
1,396,373,783.248
19,712,276.107
1,416,086,059.355

Peter Meenan:
Votes For
Votes
Withheld
Total
1,395,471,167.907
20,614,891.448
1,416,086,059.355

Richard H. Nolan, Jr.:
Votes For
Votes
Withheld
Total
1,395,958,365.396
20,127,693.959
1,416,086,059.355

Jacques P. Perold:
Votes For
Votes
Withheld
Total
1,396,793,762.076
19,292,297.279
1,416,086,059.355

Richard S. Trutanic:
Votes For
Votes Withheld
Total
1,396,080,652.375
20,005,406.980
1,416,086,059.355



Results for Proposal 2 for MainStay Conservative
Allocation Fund are as follows:
Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,676,834.118

887,217.663

1,198,840.303

6,525,940.676

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,694,990.575

858,644.832

1,209,256.677

6,525,940.676

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,426,297.902

936,053.795

1,400,540.387

6,525,940.676

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,861,769.832

755,372.565

1,145,749.687

6,525,940.676

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,685,530.996

919,008.795

1,158,352.293

6,525,940.676

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,502,709.727

1,074,430.801

1,185,751.556

6,525,940.676

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
20,596,693.963

888,815.149

1,277,382.972

6,525,940.676

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
21,083,660.544

474,084.145

1,205,147.395

6,525,940.676



Results for Proposal 2 for MainStay Epoch U.S. All Cap
Fund are as follows:
Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,930,021.010

50,975.555

56,258.502

547,755.212

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,931,768.782

42,882.125

62,604.160

547,755.212

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,918,123.671

53,832.588

65,298.808

547,755.212

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,932,964.296

42,234.614

62,056.157

547,755.212

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,927,230.187

48,820.119

61,204.761

547,755.21

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,927,608.355

45,761.550

63,885.162

547,755.212

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,936,434.023

37,423.397

63,397.647

547,755.212

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
21,950,336.523

23,530.226

63,388.318

547,755.212



Results for Proposal 2 for MainStay Floating Rate Fund are as follows:
Proposal 2: - To approve amendments of the fundamental investment restrictions:
Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,916,213.199

975,874.193

1,863,023.777

33,703,583.157

Proposal 2.B - Senior Securities:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,911,549.920

917,996.463

1,925,564.786

33,703,583.157

Proposal 2.C - Underwriting Securities:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,852,518.290

998,413.158

1,904,179.721

33,703,583.157

 Proposal 2.D - Real Estate:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,850,899.313

918,533.920

1,985,677.936

33,703,583.157

Proposal 2.E - Commodities:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,714,662.075

1,099,101.204

1,941,347.890

33,703,583.157

Proposal 2.F - Making Loans:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,668,758.330

1,076,968.244

2,009,384.595

33,703,583.157

Proposal 2.G - Concentration of Investments:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,872,930.758

964,278.401

1,917,902.010

33,703,583.157

Proposal 2.H - Diversification:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
75,990,795.374

830,849.160

1,933,466.635

33,703,583.157



Results for Proposal 2 for MainStay Growth Allocation
Fund are as follows:

Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,224,487.293

1,158,989.087

943,327.076

2,723,273.386

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,412,074.640

799,200.286

1,115,528.530

2,723,273.386

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,184,583.263

1,111,104.391

1,031,115.802

2,723,273.386

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,391,399.403

902,284.595

1,033,119.458

2,723,273.386

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,512,578.611

822,869.982

991,354.863

2,723,273.386

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,039,385.213

983,408.486

1,304,009.757

2,723,273.386

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,443,250.783

833,895.796

1,049,656.877

2,723,273.386

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
15,705,338.668

554,555.226

1,066,909.562

2,723,273.386



Results for Proposal 2 for MainStay Indexed Bond Fund are as follows:

Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,473,921.275

42,658.651

56,850.385

830,499.763

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,479,649.917

36,900.517

56,879.877

830,499.763

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,441,431.418

73,907.013

58,091.880

830,499.763

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,446,609.448

67,244.546

59,576.317

830,499.763

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,452,766.263

64,156.916

56,507.132

830,499.763

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,445,607.291

67,833.465

59,989.555

830,499.763

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,477,382.001

36,853.462

59,194.848

830,499.763

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker
Non-Votes
8,484,708.913

30,455.969

58,265.429

830,499.763



Results for Proposal 2 for MainStay Moderate Allocation
Fund are as follows:

Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,113,814.095

1,854,655.401

2,635,537.758

6,208,502.293

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,624,322.496

1,396,541.225

2,583,143.533

6,208,502.293

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,094,995.847

1,858,167.772

2,650,843.635

6,208,502.293

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,498,086.859

1,446,340.143

2,659,580.252

6,208,502.293

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
31,940,503.821

2,129,658.165

2,533,845.268

6,208,502.293

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,375,401.304

1,679,197.560

2,549,408.390

6,208,502.293

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,392,021.303

1,537,812.046

2,674,173.905

6,208,502.293

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,823,595.958

927,996.543

2,852,414.753

6,208,502.293



Results for Proposal 2 for Moderate Growth Allocation are as follows:
Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
31,771,199.774

1,809,686.658

1,689,942.690

5,234,136.822

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
30,525,015.668

2,981,850.938

1,763,962.516

5,234,136.822

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
30,259,046.252

3,210,762.106

1,801,020.764

5,234,136.822

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
31,924,452.060

1,593,928.943

1,752,448.119

5,234,136.822

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
31,650,518.221

1,885,563.519

1,734,747.382

5,234,136.822

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
30,147,824.095

3,226,273.643

1,896,731.384

5,234,136.822

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
30,376,859.965

3,068,903.103

1,825,066.054

5,234,136.822

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
32,157,570.920

1,245,855.738

1,867,402.464

5,234,136.822



 Results for Proposal 2 for MainStay S&P 500 Index Fund are as follows:
Proposal 2: - To approve amendments of the fundamental investment restrictions:
Proposal 2.A - Borrowing:









Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
13,763,440.217

384,547.543

165,952.704

3,491,088.919

Proposal 2.B - Senior Securities:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
13,780,599.477

360,300.379

173,040.608

3,491,088.919

Proposal 2.C - Underwriting Securities:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
12,865,340.869

1,258,667.497

189,932.098

3,491,088.919

 Proposal 2.D - Real Estate:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
12,918,811.812

1,231,599.198

163,529.454

3,491,088.919

Proposal 2.E - Commodities:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
13,763,793.643

388,185.791

161,961.030

3,491,088.919

Proposal 2.F - Making Loans:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
13,754,447.334

391,918.524

167,574.606

3,491,088.919

Proposal 2.G - Concentration of Investments:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
13,783,172.526

362,568.092

168,199.846

3,491,088.919

Proposal 2.H - Diversification:







Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
13,827,668.105

307,501.165

178,771.194

3,491,088.919



Results for Proposal 2 for MainStay Total Return Fund are as follows:

Proposal 2: - To approve amendments of the fundamental investment restrictions:

Proposal 2.A - Borrowing:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,676,303.786

254,772.268

443,328.543

13,736,247.421

Proposal 2.B - Senior Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,681,714.959

245,872.152

446,817.486

13,736,247.421

Proposal 2.C - Underwriting Securities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,580,831.977

344,397.466

449,175.154

13,736,247.421

 Proposal 2.D - Real Estate:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,055,900.353

870,087.946

448,416.298

13,736,247.421

Proposal 2.E - Commodities:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
48,979,923.856

947,299.604

447,181.137

13,736,247.421

Proposal 2.F - Making Loans:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,565,157.776

351,145.447

458,101.374

13,736,247.421

Proposal 2.G - Concentration of Investments:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,033,484.472

868,758.931

472,161.194

13,736,247.421

Proposal 2.H - Diversification:








Votes
For

Votes
Against

Abstentions

Broker Non-
Votes
49,116,808.638

790,913.739

466,682.220

13,736,247.421